UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

(a) and (b) World Wrestling Entertainment, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 27, 2021 (the “Annual Meeting”). Of the 356,247,566 votes in respect of shares outstanding and entitled to vote at the Annual Meeting, 351,212,405 votes were represented at the meeting, or approximately a 98.6% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

•Elected the following thirteen individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2022 and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes

Vincent K. McMahon	347,872,329	455,464	2,884,612
Nick Khan	346,929,850	1,397,943	2,884,612
Stephanie McMahon Levesque	347,079,596	1,248,197	2,884,612
Paul Levesque	346,824,085	1,503,708	2,884,612
Steve Koonin	348,106,317	221,476	2,884,612
Erika Nardini	348,103,392	224,401	2,884,612
Laureen Ong	347,384,269	943,524	2,884,612
Steve Pamon	348,104,306	223,487	2,884,612
Frank A. Riddick, III	346,564,432	1,763,361	2,884,612
Connor Schell	348,103,074	224,719	2,884,612
Man Jit Singh	347,855,787	472,006	2,884,612
Jeffrey R. Speed	346,618,936	1,708,857	2,884,612
Alan M. Wexler	347,836,524	491,269	2,884,612

Proposal 2 – Ratification of Appointment of Independent Auditors

•Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021. There were 348,346,444 votes for the ratification of the appointment, 2,275,862 votes against the ratification of the appointment, and 590,099 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation

•In an advisory vote, approved the compensation paid to the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

For	Against	Abstentions	Broker Non Votes

333,380,234	3,855,264	11,092,295	2,884,612

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	May 28, 2021	By:	/s/ JAMES W. LANGHAM
James W. Langham
SVP, Deputy General Counsel and Assistant Secretary